Exhibit 99.1

Press Release: For Immediate Release

INVESTORS:	MEDIA:
Trent Kruse	Bradley Ducey
(717) 975-3710	(717) 975-5718
investor@riteaid.com	Bradley.Ducey@riteaid.com

Rite Aid Corporation Reports Fiscal 2022 Second Quarter Results and Raises Full Year Adjusted EBITDA Guidance

•	Revenues from Continuing Operations Increased 2.2 Percent to $6.11 Billion Compared to Prior Year Second Quarter Revenues from Continuing Operations of $5.98 Billion

•	Second Quarter Net Loss from Continuing Operations of $100.3 Million or $1.86 Per Share, Compared to the Prior Year Second Quarter Net Loss of $13.2 Million or $0.25 Per Share

•	Second Quarter Adjusted Net Loss from Continuing Operations of $22.0 Million or $0.41 Per Share, Compared to the Prior Year Second Quarter Adjusted Net Income of $13.5 Million or $0.25 Per Share

•	Second Quarter Adjusted EBITDA from Continuing Operations of $106.2 Million, Compared to the Prior Year Second Quarter Adjusted EBITDA of $151.6 Million

•	Company Entered into an Amendment to its Senior Secured Credit Agreement, which Extends the Company’s Debt Maturity Profile and Provides Improved Pricing on its “First-In, Last Out” Senior Secured Term Loan

CAMP HILL, Pa. (September 23, 2021) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its second fiscal quarter ended August 28, 2021.

For the second quarter, the company reported net loss from continuing operations of $100.3 million, or $1.86 loss per share, Adjusted net loss from continuing operations of $22.0 million, or $0.41 loss per share, and Adjusted EBITDA from continuing operations of $106.2 million, or 1.7 percent of revenues.

“We are pleased with our second quarter results, which show continued improvement in our underlying business as we delivered another quarter of revenue growth and Adjusted EBITDA that exceeded expectations,” said Heyward Donigan, president and chief executive officer, Rite Aid. “We also amended and extended our revolving credit facility, successfully extending the maturity out to August 2026 as we continue to enhance our financial flexibility to deliver on our RxEvolution strategy.”

“Our results were driven by the continued strong execution of our COVID-19 vaccine administration, improved profitability at Elixir and benefits from our work to revitalize our retail and digital experiences. Since launching our strategy last March, our organization is executing a clear plan to build top-line momentum with an intense focus on improving our profitability. We have transformed our business to be more relevant to our target growth consumer and more efficient in how we operate, while making investments necessary to drive the long-term health of our business. The progress on our RxEvolution strategy validates our belief that, as the trusted everyday care connector, Rite Aid will drive lower healthcare costs through better coordination, stronger engagement, and personalized services that help our customers achieve whole health for life.”

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Rite Aid FY 2022 Q2 Press Release - page 2

Consolidated Second Quarter Summary

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 28, 2021	August 29, 2020	August 28, 2021	August 29, 2020
Revenues from continuing operations	$6,113,000	$5,981,970	$12,273,985	$12,009,346
Net loss from continuing operations	(100,301)	(13,197)	(113,358)	(85,899)
Adjusted EBITDA from continuing operations	106,160	151,603	245,037	258,995

Revenues from continuing operations for the quarter were $6.11 billion compared to revenues from continuing operations of $5.98 billion in the prior year’s quarter. The 2.2 percent increase in revenues was driven by growth at the Retail Pharmacy Segment, partially offset by a decline at the Pharmacy Services Segment.

Net loss from continuing operations was $100.3 million, or $1.86 per share, compared to last year’s second quarter net loss from continuing operations of $13.2 million, or $0.25 per share. The increase in net loss is due primarily to a decrease in Adjusted EBITDA, higher litigation settlements, a higher loss on sale of assets resulting from the accelerated sale of our CMS receivable in the current year which provided increased liquidity, and a loss on debt modifications and retirements compared to a gain on debt modifications and retirements in the prior year second quarter. These items were partially offset by lower restructuring-related costs.

Retail Pharmacy Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 28, 2021	August 29, 2020	August 28, 2021	August 29, 2020
Revenues from continuing operations	$4,277,218	$4,017,912	$8,628,900	$8,141,183
Adjusted EBITDA from continuing operations	69,369	122,340	164,283	185,322

Retail Pharmacy Segment revenues from continuing operations increased 6.5 percent over the prior year quarter, driven by an increase in same store sales and the inclusion of Bartell’s results this quarter. Same store sales from continuing operations for the second quarter increased 2.6 percent over the prior year period, consisting of a 5.0 percent increase in pharmacy sales and a 2.8 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, decreased 2.4 percent. On a 2-year stack basis, front-end same store sales, excluding cigarettes and tobacco products, increased 3.0 percent driven by increases in vitamins, color cosmetics and baby care resulting from the Company’s work to enhance the assortment in these categories. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 7.1 percent over the prior year period. In addition to the benefit from COVID-19 vaccinations, other acute prescriptions increased 1.5 percent and maintenance prescriptions increased 2.4 percent on a same store basis. Prescription sales from continuing operations accounted for 69.2 percent of total drugstore sales. Total store count at the end of the second quarter was 2,501.

Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $69.4 million, or 1.6 percent of revenues, for the second quarter compared to last year’s second quarter Adjusted EBITDA from continuing operations of $122.3 million, or 3.0 percent of revenues. The decline in Adjusted EBITDA was due to an increase in SG&A expenses, partially offset by increased gross profit. SG&A expenses were negatively impacted by cycling the benefit from the prior year change to modernize our associate PTO plans, incremental costs from recently acquired Bartell stores and incremental payroll and marketing costs incurred to drive COVID-19 vaccines. Gross profit benefited from higher pharmacy same store sales, partially offset by pharmacy reimbursement rate pressures that were not fully offset by generic drug cost reductions and a decline in front end gross profit as we cycled the impact of the prior year’s COVID-19 buying surge.

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Rite Aid FY 2022 Q2 Press Release - page 3

Pharmacy Services Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 28, 2021	August 29, 2020	August 28, 2021	August 29, 2020
Revenues from continuing operations	$1,898,213	$2,038,378	$3,770,495	$4,015,624
Adjusted EBITDA from continuing operations	36,791	29,263	80,754	73,673

Pharmacy Services Segment revenues were $1.9 billion for the quarter, a decrease of 6.9 percent compared to the prior year quarter. The decrease in revenues was primarily the result of a decrease in membership in the PBM business and a decrease in Elixir Insurance membership.

Pharmacy Services Segment Adjusted EBITDA from continuing operations was $36.8 million, or 1.9 percent of revenues, for the second quarter compared to last year’s second quarter Adjusted EBITDA from continuing operations of $29.3 million, or 1.4 percent of revenues. Current year’s performance benefitted from increased gross profit resulting from improvements in the Company’s discount card business and good network management, partially offset by the impact from the loss in lives and cost pressures in the Elixir Insurance business. Prior year’s Adjusted EBITDA was negatively impacted by a reduction in gross profit related to a change in rebate aggregator at our MedTrak subsidiary.

Outlook for Fiscal 2022

As a result of the momentum in the second quarter, and an anticipated increase in demand for COVID-19 vaccines and testing versus prior expectations, Rite Aid Corporation is raising its fiscal 2022 Adjusted EBITDA guidance.

Total revenues are expected to be between $25.1 billion and $25.5 billion in fiscal 2022. Pharmacy Services Segment revenue is expected to be between $7.7 billion and $7.8 billion (net of any intercompany revenues to the Retail Pharmacy Segment).

Net loss is expected to be between $221 million and $197 million.

Adjusted EBITDA is expected to be between $460 million and $500 million.

Adjusted net loss per share is expected to be between $0.90 and $0.53.

Capital expenditures are expected to be approximately $300 million.

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on Thursday, Sept. 23, 2021 and ending at 11:59 p.m. Eastern Time on Oct. 24, 2021. To access the replay of the call, telephone (800) 585-8367 or (416) 621-4642 and enter the seven-digit reservation number 5387890. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

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Rite Aid FY 2022 Q2 Press Release - page 4

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,500 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2022; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, and government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our RxEvolution and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation, including related to Opioids, “usual and customary” pricing or other matters; our ability to monetize the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), civil unrest (including any resulting store closures, damage, or loss of inventory), as well as other factors that impact the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

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Rite Aid FY 2022 Q2 Press Release - page 5

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2022 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, the duration and spread of the COVID-19 outbreak, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, and restructuring-related costs. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlements, severance, restructuring-related costs, costs related to facility closures, and gain or loss on sale of assets). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlements and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(unaudited)

	August 28, 2021	February 27, 2021
ASSETS
Current assets:
Cash and cash equivalents	$146,564	$160,902
Accounts receivable, net	1,662,445	1,462,441
Inventories, net of LIFO reserve of $477,873 and $485,859	1,891,975	1,864,890
Prepaid expenses and other current assets	107,504	106,941
Current assets held for sale	24,294	-
Total current assets	3,832,782	3,595,174
Property, plant and equipment, net	1,024,091	1,080,499
Operating lease right-of-use assets	2,974,846	3,064,077
Goodwill	1,108,136	1,108,136
Other intangibles, net	315,833	340,519
Deferred tax assets	14,964	14,964
Other assets	92,938	132,035
Total assets	$9,363,590	$9,335,404

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$6,726	$6,409
Accounts payable	1,523,582	1,437,421
Accrued salaries, wages and other current liabilities	741,436	642,364
Current portion of operating lease liabilities	519,402	516,752
Total current liabilities	2,791,146	2,602,946
Long-term debt, less current maturities	3,114,351	3,063,087
Long-term operating lease liabilities	2,728,390	2,829,293
Lease financing obligations, less current maturities	15,723	16,711
Other noncurrent liabilities	208,695	208,213
Total liabilities	8,858,305	8,720,250

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	55,732	55,143
Additional paid-in capital	5,899,795	5,897,168
Accumulated deficit	(5,426,461)	(5,313,103)
Accumulated other comprehensive loss	(23,781)	(24,054)
Total stockholders' equity	505,285	615,154
Total liabilities and stockholders' equity	$9,363,590	$9,335,404

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
Revenues	$6,113,000	$5,981,970
Costs and expenses:
Cost of revenues	4,867,076	4,821,625
Selling, general and administrative expenses	1,267,753	1,116,142
Facility exit and impairment charges	11,353	11,528
Interest expense	48,592	50,007
Loss (gain) on debt modifications and retirements, net	2,839	(5,274)
Loss on sale of assets, net	12,378	1,092

	6,209,991	5,995,120

Loss from continuing operations before income taxes	(96,991)	(13,150)
Income tax expense	3,310	47
Net loss from continuing operations	(100,301)	(13,197)
Net income from discontinued operations, net of tax	-	-
Net loss	$(100,301)	$(13,197)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(100,301)	$(13,197)
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	-
Loss attributable to common stockholders - basic and diluted	$(100,301)	$(13,197)

Denominator:
Basic and diluted weighted average shares	53,989	53,573

Basic and diluted loss per share
Continuing operations	$(1.86)	$(0.25)
Discontinued operations	$-	$-
Net basic and diluted loss per share	$(1.86)	$(0.25)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
Revenues	$12,273,985	$12,009,346
Costs and expenses:
Cost of revenues	9,743,186	9,650,682
Selling, general and administrative expenses	2,513,115	2,313,289
Facility exit and impairment charges	20,184	15,281
Intangible asset impairment charges	-	29,852
Interest expense	97,713	100,554
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Loss (gain) on sale of assets, net	5,820	(1,168)

	12,383,253	12,103,216

Loss from continuing operations before income taxes	(109,268)	(93,870)
Income tax expense (benefit)	4,090	(7,971)
Net loss from continuing operations	(113,358)	(85,899)
Net income from discontinued operations, net of tax	-	9,161
Net loss	$(113,358)	$(76,738)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(113,358)	$(85,899)
Net income from discontinued operations attributable to common stockholders - basic and diluted	-	9,161
Loss attributable to common stockholders - basic and diluted	$(113,358)	$(76,738)

Denominator:
Basic and diluted weighted average shares	53,920	53,528

Basic and diluted loss per share
Continuing operations	$(2.10)	$(1.60)
Discontinued operations	$-	$0.17
Net basic and diluted loss per share	$(2.10)	$(1.43)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
OPERATING ACTIVITIES:
Net loss	$(100,301)	$(13,197)
Net income from discontinued operations, net of tax	-	-
Net loss from continuing operations	$(100,301)	$(13,197)
Adjustments to reconcile to net cash provided by (used in) operating activities of continuing operations:
Depreciation and amortization	73,859	87,117
Facility exit and impairment charges	11,353	11,528
LIFO credit	(3,993)	(8,750)
Loss on sale of assets, net	12,378	1,092
Stock-based compensation expense	5,792	3,936
Loss (gain) on debt modifications and retirements, net	2,839	(5,274)
Changes in operating assets and liabilities:
Accounts receivable	(63,368)	(327,919)
Inventories	(31,014)	(39,174)
Accounts payable	40,797	(11,372)
Operating lease right-of-use assets and operating lease liabilities	(6,400)	(11,898)
Other assets	17,207	(19,664)
Other liabilities	66,574	(24,747)
Net cash provided by (used in) operating activities of continuing operations	25,723	(358,322)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(46,192)	(34,626)
Intangible assets acquired	(9,043)	(11,857)
Proceeds from insured loss	10,436	12,500
Proceeds from dispositions of assets and investments	2,228	3,155
Proceeds from sale-leaseback transactions	6,729	8,461
Net cash used in investing activities of continuing operations	(35,842)	(22,367)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	350,000	849,918
Net proceeds from revolver	211,000	408,000
Principal payments on long-term debt	(451,047)	(1,054,884)
Change in zero balance cash accounts	(52,801)	(262)
Financing fees paid for early debt redemption	(831)	(2,399)
Payments for taxes related to net share settlement of equity awards	(2,186)	(2,002)
Deferred financing costs paid	(15,932)	(13,268)
Net cash provided by financing activities of continuing operations	38,203	185,103
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	-
Investing activities of discontinued operations	-	-
Net cash provided by discontinued operations	-	-
Increase (decrease) in cash and cash equivalents	28,084	(195,586)
Cash and cash equivalents, beginning of period	118,480	288,316
Cash and cash equivalents, end of period	$146,564	$92,730

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
OPERATING ACTIVITIES:
Net loss	$(113,358)	$(76,738)
Net income from discontinued operations, net of tax	-	9,161
Net loss from continuing operations	$(113,358)	$(85,899)
Adjustments to reconcile to net cash provided by (used in) operating activities of continuing operations:
Depreciation and amortization	149,718	166,220
Facility exit and impairment charges	20,184	15,281
Intangible asset impairment charges	-	29,852
LIFO credit	(7,986)	(20,816)
Loss (gain) on sale of assets, net	5,820	(1,168)
Stock-based compensation expense	8,603	5,810
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Changes in operating assets and liabilities:
Accounts receivable	(212,855)	(636,555)
Inventories	(19,096)	4,473
Accounts payable	91,324	1,948
Operating lease right-of-use assets and operating lease liabilities	(12,309)	(18,493)
Other assets	25,185	79,513
Other liabilities	101,133	(11,484)
Net cash provided by (used in) operating activities of continuing operations	39,598	(476,592)
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(105,356)	(63,085)
Intangible assets acquired	(14,479)	(22,572)
Proceeds from insured loss	10,436	12,500
Proceeds from dispositions of assets and investments	4,676	5,910
Proceeds from sale-leaseback transactions	14,185	8,461
Net cash used in investing activities of continuing operations	(90,538)	(58,786)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	350,000	849,918
Net proceeds from revolver	250,000	650,000
Principal payments on long-term debt	(542,988)	(1,056,182)
Change in zero balance cash accounts	(844)	(26,829)
Financing fees paid for early debt redemption	(833)	(2,399)
Payments for taxes related to net share settlement of equity awards	(2,221)	(2,101)
Deferred financing costs paid	(16,512)	(14,600)
Net cash provided by financing activities of continuing operations	36,602	397,807
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	(82,189)
Investing activities of discontinued operations	-	94,310
Net cash provided by discontinued operations	-	12,121
Decrease in cash and cash equivalents	(14,338)	(125,450)
Cash and cash equivalents, beginning of period	160,902	218,180
Cash and cash equivalents, end of period	$146,564	$92,730

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION
(Dollars in thousands)
(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
Retail Pharmacy Segment
Revenues from continuing operations (a)	$4,277,218	$4,017,912
Cost of revenues from continuing operations (a)	3,136,856	2,955,999
Gross profit from continuing operations	1,140,362	1,061,913
LIFO credit from continuing operations	(3,993)	(8,750)
FIFO gross profit from continuing operations	1,136,369	1,053,163
Adjusted EBITDA gross profit from continuing operations	1,138,913	1,056,222

Gross profit as a percentage of revenues - continuing operations	26.66%	26.43%
LIFO credit as a percentage of revenues - continuing operations	-0.09%	-0.22%
FIFO gross profit as a percentage of revenues - continuing operations	26.57%	26.21%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.63%	26.29%

Selling, general and administrative expenses from continuing operations	1,163,352	1,030,075
Adjusted EBITDA selling, general and administrative expenses from continuing operations	1,069,544	933,882
Selling, general and administrative expenses as a percentage of
revenues - continuing operations	27.20%	25.64%
Adjusted EBITDA selling, general and administrative expenses as a percentage of
revenues - continuing operations	25.01%	23.24%

Cash interest expense	45,599	46,767
Non-cash interest expense	2,993	3,240
Total interest expense	48,592	50,007
Interest expense - continuing operations	48,592	50,007
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	69,369	122,340
Adjusted EBITDA as a percentage of revenues - continuing operations	1.62%	3.04%

Pharmacy Services Segment
Revenues (a)	$1,898,213	$2,038,378
Cost of revenues (a)	1,792,651	1,939,946
Gross profit	105,562	98,432

Gross profit as a percentage of revenues	5.56%	4.83%

Adjusted EBITDA	36,791	29,263
Adjusted EBITDA as a percentage of revenues	1.94%	1.44%

(a) - Revenues and cost of revenues include $62,431 and $74,320 of inter-segment activity for the thirteen weeks ended August 28, 2021 and August 29, 2020, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION
(Dollars in thousands)
(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
Retail Pharmacy Segment
Revenues from continuing operations (a)	$8,628,900	$8,141,183
Cost of revenues from continuing operations (a)	6,318,604	5,997,734
Gross profit from continuing operations	2,310,296	2,143,449
LIFO credit from continuing operations	(7,986)	(20,816)
FIFO gross profit from continuing operations	2,302,310	2,122,633
Adjusted EBITDA gross profit from continuing operations	2,307,251	2,154,649

Gross profit as a percentage of revenues - continuing operations	26.77%	26.33%
LIFO credit as a percentage of revenues - continuing operations	-0.09%	-0.26%
FIFO gross profit as a percentage of revenues - continuing operations	26.68%	26.07%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.74%	26.47%

Selling, general and administrative expenses from continuing operations	2,319,391	2,139,051
Adjusted EBITDA selling, general and administrative expenses from continuing operations	2,142,968	1,969,327
Selling, general and administrative expenses as a percentage of
revenues - continuing operations	26.88%	26.27%
Adjusted EBITDA selling, general and administrative expenses as a percentage of
revenues - continuing operations	24.83%	24.19%

Cash interest expense	91,623	94,135
Non-cash interest expense	6,090	6,419
Total interest expense	97,713	100,554
Interest expense - continuing operations	97,713	100,554
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	164,283	185,322
Adjusted EBITDA as a percentage of revenues - continuing operations	1.90%	2.28%

Pharmacy Services Segment
Revenues (a)	$3,770,495	$4,015,624
Cost of revenues (a)	3,549,992	3,800,409
Gross profit	220,503	215,215

Gross profit as a percentage of revenues	5.85%	5.36%

Adjusted EBITDA	80,754	73,673
Adjusted EBITDA as a percentage of revenues	2.14%	1.83%

(a) - Revenues and cost of revenues include $125,410 and $147,461 of inter-segment activity for the twenty-six weeks ended August 28, 2021 and August 29, 2020, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(100,301)	$(13,197)
Adjustments:
Interest expense	48,592	50,007
Income tax expense	3,310	47
Depreciation and amortization	73,859	87,117
LIFO credit	(3,993)	(8,750)
Facility exit and impairment charges	11,353	11,528
Loss (gain) on debt modifications and retirements, net	2,839	(5,274)
Merger and Acquisition-related costs	4,591	-
Stock-based compensation expense	5,792	3,936
Restructuring-related costs	9,584	23,186
Inventory write-downs related to store closings	798	1,058
Litigation settlements	34,212	-
Loss on sale of assets, net	12,378	1,092
Other	3,146	853
Adjusted EBITDA - continuing operations	$106,160	$151,603
Percent of revenues - continuing operations	1.74%	2.53%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(113,358)	$(85,899)
Adjustments:
Interest expense	97,713	100,554
Income tax expense (benefit)	4,090	(7,971)
Depreciation and amortization	149,718	166,220
LIFO credit	(7,986)	(20,816)
Facility exit and impairment charges	20,184	15,281
Intangible asset impairment charges	-	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	8,477	-
Stock-based compensation expense	8,603	5,810
Restructuring-related costs	15,516	58,921
Inventory write-downs related to store closings	1,270	1,892
Litigation settlements	48,212	-
Loss (gain) on sale of assets, net	5,820	(1,168)
Other	3,543	1,593
Adjusted EBITDA - continuing operations	$245,037	$258,995
Percent of revenues - continuing operations	2.00%	2.16%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET (LOSS) INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
Net loss from continuing operations	$(100,301)	$(13,197)
Add back - Income tax expense	3,310	47
Loss before income taxes - continuing operations	(96,991)	(13,150)

Adjustments:
Amortization expense	19,953	22,695
LIFO credit	(3,993)	(8,750)
Loss (gain) on debt modifications and retirements, net	2,839	(5,274)
Merger and Acquisition-related costs	4,591	-
Restructuring-related costs	9,584	23,186
Litigation settlements	34,212	-

Adjusted (loss) income before income taxes - continuing operations	(29,805)	18,707

Adjusted income tax (benefit) expense (a)	(7,839)	5,171
Adjusted net (loss) income from continuing operations	$(21,966)	$13,536

Adjusted net (loss) income per diluted share - continuing operations:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income from continuing operations	$(21,966)	$13,536

Denominator:
Basic weighted average shares	53,989	53,573
Outstanding options and restricted shares, net	-	842
Diluted weighted average shares	53,989	54,415

Net loss from continuing operations per diluted
share - continuing operations	$(1.86)	$(0.25)

Adjusted net (loss) income per diluted share - continuing operations	$(0.41)	$0.25

(a)   The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended August 28, 2021 and August 29, 2020, respectively.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ADJUSTED NET (LOSS) INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
Net loss from continuing operations	$(113,358)	$(85,899)
Add back - Income tax expense (benefit)	4,090	(7,971)
Loss before income taxes - continuing operations	(109,268)	(93,870)

Adjustments:
Amortization expense	40,413	47,115
LIFO credit	(7,986)	(20,816)
Intangible asset impairment charges	-	29,852
Loss (gain) on debt modifications and retirements, net	3,235	(5,274)
Merger and Acquisition-related costs	8,477	-
Restructuring-related costs	15,516	58,921
Litigation settlements	48,212	-

Adjusted (loss) income before income taxes - continuing operations	(1,401)	15,928

Adjusted income tax (benefit) expense (a)	(368)	4,402
Adjusted net (loss) income from continuing operations	$(1,033)	$11,526

Adjusted net (loss) income per diluted share - continuing operations:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income from continuing operations	$(1,033)	$11,526

Denominator:
Basic weighted average shares	53,920	53,528
Outstanding options and restricted shares, net	-	775
Diluted weighted average shares	53,920	54,303

Net loss from continuing operations per diluted share - continuing operations	$(2.10)	$(1.60)

Adjusted net (loss) income per diluted share - continuing operations	$(0.02)	$0.21

(a) The fiscal year 2022 and 2021 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the twenty-six weeks ended August 28, 2021 and August 29, 2020, respectively.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,
GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT
(In thousands)
(unaudited)

	Thirteen weeks ended August 28, 2021	Thirteen weeks ended August 29, 2020
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,277,218	$4,017,912
Gross Profit	1,140,362	1,061,913
Addback:
LIFO credit	(3,993)	(8,750)
Depreciation and amortization (cost of goods sold portion only)	1,950	2,167
Other	594	892
Adjusted EBITDA gross profit - continuing operations	$1,138,913	$1,056,222
Percent of revenues - continuing operations	26.63%	26.29%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,277,218	$4,017,912
Selling, general and administrative expenses	1,163,352	1,030,075
Less:
Depreciation and amortization (SG&A portion only)	59,081	70,884
Stock-based compensation expense	5,695	3,631
Merger and Acquisition-related costs	4,591	-
Restructuring-related costs	2,584	20,441
Litigation settlements	18,448	-
Other	3,409	1,237
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$1,069,544	$933,882
Percent of revenues - continuing operations	25.01%	23.24%

Adjusted EBITDA - continuing operations	$69,369	$122,340

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Twenty-six weeks ended August 28, 2021	Twenty-six weeks ended August 29, 2020
Reconciliation of adjusted EBITDA gross profit:
Revenues	$8,628,900	$8,141,183
Gross Profit	2,310,296	2,143,449
Addback:
LIFO credit	(7,986)	(20,816)
Depreciation and amortization (cost of goods sold portion only)	4,047	4,830
Restructuring-related costs - SKU optimization charges	-	25,763
Other	894	1,423
Adjusted EBITDA gross profit - continuing operations	$2,307,251	$2,154,649
Percent of revenues - continuing operations	26.74%	26.47%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$8,628,900	$8,141,183
Selling, general and administrative expenses	2,319,391	2,139,051
Less:
Depreciation and amortization (SG&A portion only)	118,849	131,793
Stock-based compensation expense	8,466	5,356
Merger and Acquisition-related costs	8,477	-
Restructuring-related costs	4,205	30,387
Litigation settlements	32,448	-
Other	3,978	2,188
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$2,142,968	$1,969,327
Percent of revenues - continuing operations	24.83%	24.19%

Adjusted EBITDA - continuing operations	$164,283	$185,322

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 26, 2022

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$25,100,000	$25,500,000

PBM Revenues	$7,700,000	$7,800,000

Gross Capital Expenditures	$300,000	$300,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(221,000)	$(197,000)
Adjustments:
Interest expense	198,000	198,000
Income tax expense	-	3,000
Depreciation and amortization	300,000	300,000
LIFO credit	(16,000)	(16,000)
Facility exit and impairment charges	87,700	97,700
Loss on debt modifications and retirements, net	3,200	3,200
Merger and Acquisition-related costs	11,000	11,000
Restructuring-related costs	30,000	30,000
Litigation settlements	48,200	48,200
Gain on sale of assets, net	(6,100)	(3,100)
Other	25,000	25,000
Adjusted EBITDA	$460,000	$500,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING FEBRUARY 26, 2022

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(221,000)	$(197,000)
Add back - income tax expense	-	3,000
Loss before income taxes	(221,000)	(194,000)

Adjustments:
Amortization expense	79,000	79,000
LIFO credit	(16,000)	(16,000)
Loss on debt modifications and retirements, net	3,200	3,200
Merger and Acquisition-related costs	11,000	11,000
Restructuring-related costs	30,000	30,000
Litigation settlements	48,200	48,200

Adjusted loss before adjusted income taxes	(65,600)	(38,600)

Adjusted income tax benefit	(17,000)	(10,000)
Adjusted net loss	$(48,600)	$(28,600)

Diluted adjusted net loss per share	$(0.90)	$(0.53)